SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934




                             January 7, 2004
______________________________________________________________________________
                     (Date of earliest event reported)



                            CFS Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



          Delaware                   000-24611                     35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



707 Ridge Road, Munster, Indiana                                     46321
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                                 (219) 836-5500
______________________________________________________________________________
             (Registrant's telephone number, including area code)



                                  Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

ITEM  7.  Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1           Press Release dated January 7, 2004



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On January 7, 2004, CFS Bancorp, Inc. (the Company) announced that two new directors were elected to the Board of Directors of its wholly owned subsidiary, Citizens Financial Services, FSB. For additional information, reference is made to the Companys press release dated January 7, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.
















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CFS BANCORP, INC.



Date: January 8, 2004         By:   /s/ Brian L. Goins
                                    ----------------------------------
                                    Brian L. Goins
                                    Vice President-Corporate Counsel



























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